UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 24, 2004 (August 23, 2004)

LOUDEYE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-29583	91-1908833

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1130 Rainier Avenue South
Seattle, Washington		98144

(Address of Principal Executive Offices)		Zip Code

(206) 832-4000

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
SIGNATURES

Item 7.01 Regulation FD Disclosure.

     On August 17, 2004, Loudeye Corp. (“Loudeye”) filed a Notification of Late Filing on Form 12b-25 disclosing its inability to file timely its Quarterly Report on Form 10-Q for the period ended June 30, 2004 without unreasonable effort or expense. Pursuant to that filing, the deadline for Loudeye to file its Quarterly Report was extended to August 23, 2004.

     As Loudeye still requires additional time to complete the purchase accounting for its June 2004 acquisition of On Demand Distribution Limited in accordance with SFAS No. 141 (Business Combinations), it was unable to file the Quarterly Report before the filing deadline on August 23, 2004. Loudeye is working diligently to complete this purchase accounting and plans to file the Quarterly Report as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.
	By:	/s/Jeffrey M. Cavins
Date: August 23, 2004		Jeffrey M. Cavins
Chief Executive Officer and President